LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED FEBRUARY 21, 2019 TO THE

PROSPECTUS DATED NOVEMBER 30, 2018, OF

MARTIN CURRIE SMASH SERIES EM FUND (THE “FUND”)

Effective February 21, 2019, the following text is added to the end of the second paragraph in the section titled “More on the fund’s investment strategies, investments and risks — Selection process”:

The subadviser engages with issuers to gain information on ESG (environmental, social and governance) related issues and to promote best practice in the management and disclosure of these ESG issues. The subadviser assesses those ESG factors that could impact the ability of an issuer to generate sustainable returns, which may include shareholder rights, accounting standards, remuneration, board structure, supply chain, data protection, pollution/hazardous waste policies, water usage, and climate change policies.

Please retain this supplement for future reference.

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